SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

eDiets.com, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30559	56-0952883
(Commission File Number)	(IRS Employer Identification No.)

3801 W. Hillsboro Blvd.

Deerfield Beach, Florida 33442

(Address of Principal Executive Offices) (Zip Code)

(954) 360-9022

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 29, 2005, the Company’s CEO, David R. Humble, retired effective December 31, 2005. Ciaran McCourt, the Company’s President and COO since February 2005, will immediately assume Mr. Humble’s executive responsibilities. From 2000 to 2005, Mr. McCourt served as Managing Director of eDiets Europe Ltd. (“EDE”). From 1994 to 2000, Mr. McCourt served as Managing Director of Unislim. Mr. McCourt holds a B.C.L. law degree from University College, Dublin, Ireland and Kings Inns, Dublin, Ireland and a BL, Barrister at Law.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eDiets.com, Inc.

By:	/s/ Robert T. Hamilton
Robert T. Hamilton
Chief Financial Officer

Date: November 30, 2005